UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
         --------------------------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 22, 2004


                             HEARTLAND EXPRESS, INC.
             (Exact name of registrant as specified in its charter)


                        Commission File Number - 0-15087


            NEVADA                                             93-0926999
(State of other Jurisdiction                              (IRS Employer ID No.)
        of Incorporation)

2777 HEARTLAND DRIVE, CORALVILLE, IOWA                           52241
(Address of Principal Executive Offices)                       (Zip Code)


        Registrant's Telephone Number (including area code): 319-545-2728

Item 7.   Financial Statements and Exhibits

     Exhibit 99.1 - Heartland Express, Inc. press release dated July 22, 2004 with respect to the Company's financial results for the quarter ended June 30, 2004.

Item 12.   Results of Operations and Financial Condition.


     On July 22, 2004, Heartland Express, Inc. announced its financial results for the quarter ended June 30, 2004. The press release is attached as Exhibit
99.1 to this Form 8-K and is incorporated herein by reference.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned thereunto duly authorized.

                                                    HEARTLAND EXPRESS, INC.

Date: July 22, 2004                                 BY: /s/ John P. Cosaert
                                                    -----------------------
                                                    JOHN P. COSAERT
                                                    Vice-President
                                                    Finance and Treasurer

                                Exhibit No. 99.1

Thursday, July 22, 2004, For Immediate Release

Press Release

Heartland Express, Inc. Reports Revenues and Earnings for the Second Quarter of 2004.

CORALVILLE, IOWA - July 22, 2004 - Heartland Express, Inc. (Nasdaq: HTLD) announced today financial results for the second quarter ended June 30, 2004. Gross revenues for the quarter increased 10.4% to $113.5 million from $102.8 million in the second quarter of 2003. Net income increased 24.2% to $15.7 million from $12.6 million in the 2003 period. Basic earnings per share were $0.31 compared to $0.25 for the second quarter of 2003.

For the six months, revenue increased 11.5% to $220.3 from $197.6 during the same period in 2003. Net income increased 21.7% to $28.8 million from $23.7 million in the 2003 period. Basic earnings per share were $0.58 compared with $0.47 for the 2003 period.

For the quarter, Heartland Express, Inc. posted an operating ratio (operating expenses as a percentage of gross revenues) of 79.3% and a 13.8% net margin. The Company ended the six months ended June 30, 2004 with an operating ratio of 80.4% and a 13.1% net margin.

The Company ended the second quarter with cash, cash equivalents, and investments of $229.1 million, a $26.7 million increase from the $202.4 million reported on December 31, 2003. The Company's balance sheet continues to be debt-free. The Company opened its newly acquired (December, 2003) Carlisle, Pennsylvania facility in June, 2004. This location is much larger than the previously leased facility and will provide a solid base of operations in the Northeast.

In June, 2004 the Company began the replacement of their entire tractor fleet. The current fleet will be replaced with the International 9400i. Currently the Company has taken delivery of 315 new Internationals. The delivery of new trucks and the trade-in of the current fleet are scheduled to be completed by December 31, 2006. In addition, the Company purchased 400 new Wabash trailers during the second quarter of 2004.

During the quarter, Heartland Express declared a regular quarterly cash dividend. The quarterly dividend of $1,000,000 at the rate of $0.02 per share was paid on July 2, 2004 to shareholders of record at the close of business on June 21, 2004.

This press release may contain statements that might be considered as forward-looking statements or predictions of future operations. Such statements are based on management's belief or interpretation of information currently available. These statements and assumptions involve certain risks and uncertainties. Actual events may differ from these expectations as specified from time to time in filings with the Securities and Exchange Commission.

                        Contact: Heartland Express, Inc.
                                  John Cosaert
                                  319-545-2728

                             HEARTLAND EXPRESS, INC.
                                AND SUBSIDIARIES

                        CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)

                                              Three months ended               Six months ended
                                                   June 30,                          June 30,

                                             2004             2003             2004            2003

OPERATING REVENUE ...................   $ 113,511,541    $ 102,799,789    $ 220,348,453    $ 197,639,524
                                        -------------    -------------    -------------    -------------

OPERATING EXPENSES:

   Salaries, wages, benefits ........   $  39,091,825    $  35,190,604    $  78,857,921    $  67,502,911

   Rent and purchased transportation        9,522,915       13,151,043       20,041,540       27,104,114

   Operations and maintenance .......      22,710,926       18,141,646       43,656,478       37,451,826

   Taxes and licenses ...............       2,204,958        2,125,293        4,495,240        3,998,699

   Insurance and claims .............       5,395,577        4,164,378        7,892,218        6,535,371

   Communications and utilities .....         980,349          923,038        1,942,532        1,816,883

   Depreciation .....................       6,757,757        6,926,441       13,371,461       12,293,984

   Other operating expenses .........       3,411,410        3,551,159        6,915,444        6,105,931

   (Gain) on disposal of fixed assets         (65,638)         (27,110)        (101,889)         (30,771)
                                        -------------    -------------    -------------    -------------

                                        $  90,010,079    $  84,146,492    $ 177,070,945    $ 162,778,948
                                        -------------    -------------    -------------    -------------

              Operating income ......   $  23,501,462    $  18,653,297    $  43,277,508    $  34,860,576

   Interest income ..................         651,871          492,404        1,219,387        1,031,021
                                        -------------    -------------    -------------    -------------

   Income before income taxes .......   $  24,153,333    $  19,145,701    $  44,496,895    $  35,891,597

   Federal and state income taxes ...       8,453,664        6,509,537       15,675,629       12,203,141
                                        -------------    -------------    -------------    -------------

   Net income .......................   $  15,699,669    $  12,636,164    $  28,821,266    $  23,688,456
                                        =============    =============    =============    =============

   Earnings per common share:

       Basic earnings per share .....   $        0.31    $        0.25    $        0.58    $        0.47
                                        =============    =============    =============    =============

   Basic weighted average shares
   outstanding ......................      50,000,000       50,000,000       50,000,000       50,000,000
                                        =============    =============    =============    =============


                             HEARTLAND EXPRESS, INC.
                                AND SUBSIDIARIES

                      CONDENSED CONSOLIDATED BALANCE SHEETS

                        ASSETS
                                                   June 30,        December 31,
                                                     2004             2003
                                                 -------------    -------------
                                                  (unaudited)
CURRENT ASSETS

     Cash and short term investments .........   $ 229,089,575    $ 202,431,155
     Trade receivables .......................      38,065,754       36,836,728
     Prepaid tires ...........................       2,113,480        2,529,580
     Deferred income taxes ...................      24,467,000       21,308,000
     Other current assets ....................       3,611,629          673,101
                                                 -------------    -------------
                  Total current assets........   $ 297,347,438    $ 263,778,564
                                                 -------------    -------------

PROPERTY AND EQUIPMENT .......................   $ 241,470,443    $ 232,650,992
     Less accumulated depreciation ...........      65,500,979       56,951,186
                                                 -------------    -------------
                                                 $ 175,969,464    $ 175,699,806
                                                 -------------    -------------
      OTHER ASSETS ...........................   $   8,796,373    $   8,928,186
                                                 -------------    -------------
                                                 $ 482,113,275    $ 448,406,556
                                                 =============    =============

LIABILITIES AND STOCKHOLDERS' EQUITY


CURRENT LIABILITIES
     Accounts payable & accrued liabilities ..   $  13,612,430    $  15,684,826
     Accrued expenses ........................      61,597,080       53,724,940
     Income taxes payable ....................       8,514,370        7,720,875
                                                 -------------    -------------
             Total current liabilities .......   $  83,723,880    $  77,130,641
                                                 -------------    -------------

DEFERRED INCOME TAXES ........................   $  39,862,000    $  39,760,000
                                                 -------------    -------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
     Capital stock: Common, $.01 par value;
     authorized 395,000,000 shares; issued and
     outstanding 50,000,000 ...................  $     500,000    $     500,000
     Additional paid-in capital................      8,510,305        8,510,305
     Retained earnings ........................    350,531,562      323,710,296
                                                 -------------    -------------
                                                 $ 359,541,867    $ 332,720,601
     Less unearned compensation ...............     (1,014,472)      (1,204,686)
                                                 -------------    -------------
                                                 $ 358,527,395    $ 331,515,915
                                                 -------------    -------------
                                                 $ 482,113,275    $ 448,406,556
                                                 =============    =============



                                 End of Report